Exhibit 10.25
LETTER OF UNDERSTANDING
To: Cass County Board of Supervisors
From: Amaizing Energy Atlantic, LLC
Date: April 25, 2007
Re: Iowa Interstate Rail Road crossings on county road
This letter is an addendum to our Letter of Understanding dated April 4, 2007 between the Cass County Board of Supervisors and the Amaizing Energy Atlantic, LLC (a start up company) Board of Directors.
The purpose of this addendum is to itemize the Iowa Interstate Rail Road crossings on Glacier Road, Buck Creek Road and Echo Park Road. These crossings total $199,793 and are included in the total infrastructure improvements originally estimated to be $3,100,000. It is intended that a Tax Income Revenue Bond will be issued to finance these improvements.
The original Letter of Understanding identified expenditures of up to $286,800 for survey and design work as well as up to $400,000 for Phase I road construction and Phase II right of way acquisition. These funds are also included in the $3,100,000 infrastructure improvement estimate and would be recouped by Amaizing Energy at a later date.
Amaizing Energy Atlantic, LLC Board of Directors has agreed to provide up to an additional $199,793 for the county road rail crossing improvements with the expectation that these funds will able be recouped by Amaizing Energy Atlantic, LLC at a later date.
The Amaizing Energy Atlantic, LLC Board of Directors requests that these infrastructure improvements expenditures be reimbursed to the LLC from the bond revenue if and when a Tax Income Revenue Bond is issued.

Samuel J. Cogdill, CEO and Chairman	Chuck Kinen, Chairman
Amaizing Energy Atlantic, LLC	Cass County Board of Supervisors

/s/ Samuel J. Cogdill, Chairman & CEO	/s/ Chuck Kinen

4/25/07

Iowa IAIS Interstate
April 12, 2007
Amaizing Energy Atlantic, LLC
Attn: Mr. Bill Chapman
1201 East 7th Street, Suite 200
Atlantic, Iowa 50022

RE:	Crossing Reconstruction and Upgrade
Glacier, Echo, and Buck Creed Roads
Dear Mr. Chapman:
Please find attached attachments outlining anticipated costs to reconstruct the above referenced rail crossings. As has been discussed, Amaizing Energy Atlantic, LLC would like to have the crossings reconstructed as part of a road improvement project, and has agreed to have this work done at its own cost. Specifically, the following work will be completed.
1.	Iowa Interstate (IAIS) will provide labor, materials, and equipment to reconstruct the crossing per the attachments. The cost to perform this work is estimated at $199,792.68. Amaizing Energy Atlantic will reimburse IAIS for the cost of the work.

2.	Upon completion of the crossing reconstruction, the Amaizing Energy Atlantic, LLC will arrange for the construction of, and pay for the asphalt approaches at the Glacier Road crossing. The asphalt approaches at the Buck Creek and Echo Road crossings will be constructed by the County upon completion of the Buck Creek and Echo Road improvements in 2008.

3.	Amaizing Energy Atlantic, LLC will provide traffic control for the project. To construct the crossing will require a complete road closure of each crossing for 6 days, each closure beginning on a Monday. It is anticipated that this work will be performed in July of 2007.
If the above terms are acceptable, please sign below and return to our office. If you have any questions, please do not hesitate to call me at 319-298-5417.
Sincerely,

/s/ Chad C. Lambi by JSW
Chad C. Lambi, P.E.	/s/ Alan H. Jentz

Engineer Public Works/Real Estate	Acceptance by Amaizing Energy Atlantic, LLC

Copy:	Pat Sheldon, IAIS
Lanny Kite, IAIS
Dave Sturm, P.E., Snyder & Associates
5900 6th Street S.W., Cedar Rapids, IA 52404, main ph: 319.298.5400
Customer service: 800.247.8570, administrative fax: 319.298.5456, human resources fax: 319.2985458

GRADE CROSSING SURVACE REPAIR COSTS		AFE:
COUNTY:	Cass	MILE POST:
FRA NO.:		STATE ID NO.:
NAME:	Buck Creek Road	CITY:	Atlantic Spur

MATERIAL			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

PREFABRICATED CONCRETE	40	T.F.	$170.00	$6,800.00
FULL DEPTH TIMBER	0	T.F.	$100.00	$0.00
115# RAIL	320	L.F.	$24.50	$7,840.00
FIELD WELDS	6	EACH	$115.00	$690.00
CROSS TIES (7x9x10’ Pre Plated)	50	EACH	$175.00	$8,750.00
14” TIE PLATES	0	EACH	$6.50	$0.00
TRACK SPIKES	2	KEGS	$85.00	$170.00
BALLAST	400	TON	$18.25	$7,300.00
ANCHORS	60	EACH	$1.25	$75.00
24” CMP	40	L.F.	$80.00	$3,200.00
54” CMP	40	L.F.	$140.00	$5,600.00

SUBTOTAL:				$40,425.00

MATL HANDLING AND STORAGE:	5.00%			$2,021.25

MATERIAL TOTAL:				$42,446.25

LABOR	HOURLY			TOTAL
CLASSIFICATION	RATE	DAYS	HOURS	COST

FOREMAN	$18.6870	5	40.00	$747.48
TRACKMAN	$15.3830	18	144.00	$2,215.15
MACHINE OPERATOR	$18.6870	8	64.00	$1,195.97
WELDER	$20.1320	2	16.00	$322.11
ROADMASTER	$25.0000	5	40.00	$1,000.00

SUBTOTAL:				$5,480.71
ADDITIVE RATE:	68.27%			$3,741.68

SUBTOTAL:				$9,222.39

	PER DIEM	LODGING	DAYS

EMPLOYEE EXPENSES & LODGING	$25.00	$55.00	38	$3,040.00

TOTAL LABOR COSTS:				$12,262.39

OUTSIDE SERVICES			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

SIGNAL WORK	0.00	L.S.	$3,500.00	$0.00
ASPHALT	0.00	Ton	$ 180.00	$0.00
EXCAVATING CONTRACTOR	1.00	LS	$1,800.00	$18,000.00

EQUIPMENT & O.S. TOTAL				$18,000.00
MATERIAL TOTAL:				$42,446.25
TOTAL LABOR COSTS:				$12,262.39

MATERIAL & LABOR SUBTOTAL:				$54,708.64
EQUIPMENT COSTS:	9.00%	(OF LAB. & MAT.)		$4,923.78

OUTSIDE SERVICES TOTAL:				$18,000.00

SUBTOTAL:				$77,632.42
CONTINGENCIES:	0.00%			$0.00

PROJECT SUBTOTAL:				$77,632.42

SCRAP CREDIT:	0.00	N.T.	250.00	$0.00

PROJECT TOTAL:				$77,632.42

GRADE CROSSING SURVACE REPAIR COSTS		AFE:
COUNTY:	Cass	MILE POST:
FRA NO.:		STATE ID NO.:
NAME:	Echo Road	CITY:	Atlantic Spur

MATERIAL			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

PREFABRICATED CONCRETE	40	T.F.	$170.00	$6,800.00
FULL DEPTH TIMBER	0	T.F.	$100.00	$0.00
115# RAIL	320	L.F.	$24.50	$7,840.00
FIELD WELDS	6	EACH	$115.00	$690.00
CROSS TIES (7x9x10’ Pre Plated)	50	EACH	$175.00	$8,750.00
14” TIE PLATES	0	EACH	$6.50	$0.00
TRACK SPIKES	2	KEGS	$85.00	$170.00
BALLAST	320	TON	$18.25	$5,840.00
ANCHORS	60	EACH	$1.25	$75.00
36” CMP	40	L.F.	$90.00	$3,600.00

SUBTOTAL:				$33,765.00

MATL HANDLING AND STORAGE:	5.00%			$1,688.25

MATERIAL TOTAL:				$35,453.25

LABOR	HOURLY			TOTAL
CLASSIFICATION	RATE	DAYS	HOURS	COST

FOREMAN	$18.6870	5	40.00	$747.48
TRACKMAN	$15.3830	18	144.00	$2,215.15
MACHINE OPERATOR	$18.6870	8	64.00	$1,195.97
WELDER	$20.1320	2	16.00	$322.11
ROADMASTER	$25.0000	5	40.00	$1,000.00

SUBTOTAL:				$5,480.71
ADDITIVE RATE:	68.27%			$3,741.68

SUBTOTAL:				$9,222.39

	PER DIEM	LODGING	DAYS

EMPLOYEE EXPENSES & LODGING	$25.00	$55.00	38	$3,040.00

TOTAL LABOR COSTS:				$12,262.39

OUTSIDE SERVICES			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

SIGNAL WORK	0.00	L.S.	$3,500.00	$0.00
ASPHALT	0.00	Ton	$180.00	$0.00
EXCAVATING CONTRACTOR	1.00	LS	$14,000.00	$14,000.00

EQUIPMENT & O.S. TOTAL				$14,000.00
MATERIAL TOTAL:				$35,453.25
TOTAL LABOR COSTS:				$12,262.39

MATERIAL & LABOR SUBTOTAL:				$47,715.64
EQUIPMENT COSTS:	9.00%	(OF LAB. & MAT.)		$4,294.41

OUTSIDE SERVICES TOTAL:				$14,000.00

SUBTOTAL:				$66,010.05
CONTINGENCIES:	0.00%			$0.00

PROJECT SUBTOTAL:				$66,010.05
SCRAP CREDIT:	0.00	N.T.	250.00	$0.00

PROJECT TOTAL:				$66,010.05

GRADE CROSSING SURVACE REPAIR COSTS		AFE:
COUNTY:	Cass	MILE POST:
FRA NO.:		STATE ID NO.:
NAME:	Glacier Road	CITY:	Atlantic Spur

MATERIAL			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

PREFABRICATED CONCRETE	40	T.F.	$170.00	$6,800.00
FULL DEPTH TIMBER	0	T.F.	$100.00	$0.00
115# RAIL	320	L.F.	$24.50	$7,840.00
FIELD WELDS	6	EACH	$115.00	$690.00
CROSS TIES (7x9x10’ Pre Plated)	50	EACH	$175.00	$8,750.00
14” TIE PLATES	0	EACH	$6.50	$0.00
TRACK SPIKES	2	KEGS	$85.00	$170.00
BALLAST	160	TON	$18.25	$2,920.00
ANCHORS	60	EACH	$1.25	$75.00
16” CMP	200	L.F.	$7.00	$1,400.00

SUBTOTAL:				$28,645.00

MATL HANDLING AND STORAGE:	5.00%			$1,432.25

MATERIAL TOTAL:				$30,077.25

LABOR	HOURLY			TOTAL
CLASSIFICATION	RATE	DAYS	HOURS	COST

FOREMAN	$18.6870	5	40.00	$747.48
TRACKMAN	$15.3830	18	144.00	$2,215.15
MACHINE OPERATOR	$18.6870	8	64.00	$1,195.97
WELDER	$20.1320	2	16.00	$322.11
ROADMASTER	$25.0000	5	40.00	$1,000.00

SUBTOTAL:				$5,480.71
ADDITIVE RATE:	68.27%			$3,741.68

SUBTOTAL:				$9,222.39

	PER DIEM	LODGING	DAYS

EMPLOYEE EXPENSES & LODGING	$25.00	$55.00	38	$3,040.00

TOTAL LABOR COSTS:				$12,262.39

OUTSIDE SERVICES			UNIT	TOTAL
ITEM	QTY.	UNIT	COST	COST

SIGNAL WORK	0.00	L.S.	$3,500.00	$0.00
ASPHALT	0.00	Ton	$180.00	$0.00
EXCAVATING CONTRACTOR	1.00	LS	$10,000.00	$10,000.00

EQUIPMENT & O.S. TOTAL				$10,000.00
MATERIAL TOTAL:				$30,077.25
TOTAL LABOR COSTS:				$12,262.39
MATERIAL & LABOR SUBTOTAL:				$42,339.64
EQUIPMENT COSTS:	9.00%	(OF LAB. & MAT.)		$3,810.57

OUTSIDE SERVICES TOTAL:				$10,000.00

SUBTOTAL:				$56,150.21
CONTINGENCIES:	0.00%			$0.00

PROJECT SUBTOTAL:				$56,150.21

SCRAP CREDIT:	0.00	N.T.	250.00	$0.00

PROJECT TOTAL:				$56,150.21